Exhibit 10.13

AMENDMENT NO. 3 AND WAIVER

AMENDMENT No. 3 AND WAIVER (this “Amendment and Waiver”) dated as of November 7, 2006, to the CREDIT AGREEMENT dated as of May 3l, 2005, as amended by that certain Amendment No. 1 and Waiver dated February 22, 2006, as further amended by that certain Amendment No. 2 and Waiver dated May 30, 2006 (as may be further amended, restated, modified or replaced, the “Credit Agreement”), among JAMES RIVER COAL COMPANY (the “Borrower”), the LENDERS from time to time party thereto, PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent.

A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

B. The Borrower has requested that the Lenders agree to waive and amend certain provisions of the Credit Agreement, in each case pursuant to the terms and subject to the applicable conditions set forth herein.

C. The undersigned Lenders are willing, pursuant to the terms and subject to the applicable conditions set forth herein, to grant such waivers and approve such amendments.

D. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement (as amended hereby).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the applicable conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Waivers. Subject to the applicable conditions set forth herein, the undersigned Lenders hereby waive compliance with Sections 6.12 [Fixed Charge Covenant Ratio], Section 6.13 [Leverage Ratio] and Section 6.14 [Senior Secured Leverage Ratio] for the period from September 30, 2006, to and including December 30, 2006.

SECTION 2. Amendment of the Definition of Applicable Rate. The defined term “Applicable Rate” contained in Section 1.01 [Defined Terms] of the Credit Agreement is amended by adding the following sentence at the end of the definition thereto:

“Notwithstanding anything herein to the contrary, from October 1, 2006 and thereafter, the Applicable Rate with respect to the Loan ABR Spread shall be 2.50% and the Applicable Rate with respect to the Loan Eurodollar Spread shall be 3.50%.”

SECTION 3. Amendment of the Definition of Pro Forma Basis. The defined term “Pro Forma Basis” contained in Section 1.01 [Defined Terms] of the Credit Agreement is amended by replacing the phrase “Sections 6.12, 6.13, 6.14 and 6.15” with the phrase “Sections 6.12, 6.13, 6.14, 6.15, 6.18 and 6.19.”

SECTION 4. Amendment of Section 1.01[Defined Terms]. Section 1.01 [Defined Terms] of the Credit Agreement is amended by inserting the following new definition into Section 1.01 in alphabetical order thereto:

““Liquidity” means the sum of the Borrower’s liquid assets at any time in the form of (a) cash on hand, (b) cash equivalents, (c) marketable securities traded on a national exchange or on NASDAQ and (d) the difference between the Revolving Commitment and the Revolving Exposure.”

SECTION 5. Amendment of Section 2.12(c). Section 2.12(c) is amended by adding the following sentence at the end of the paragraph:

“Notwithstanding anything contrary contained in the Credit Agreement, the interest rate referenced in Section 2.12(c)(i)(a) shall increase to 3.50% for the period commencing on October 1, 2006 and thereafter.”

SECTION 6. Amendment of Article VI [Negative Covenants]. Article VI [Negative Covenants]of the Credit Agreement is hereby amended by adding the following Section 6.18 thereto:

“SECTION 6.18. Minimum Consolidated EBITDA. The Borrower shall generate Consolidated EBITDA in an amount greater than or equal to $8,000,000 for the fiscal quarter ending September 30, 2006.”

SECTION 7. Amendment of Article VI [Negative Covenants]. Article VI [Negative Covenants] of the Credit Agreement is hereby amended by adding the following Section 6.19 thereto:

“SECTION 6.19. Minimum Liquidity. The Borrower shall not permit Liquidity to be less than $7,500,000.00 at any time, including on a Pro Forma Basis prior to the Borrower making the December 1, 2006 interest payment on the Senior Notes.”

SECTION 8. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) This Amendment and Waiver has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ fights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) None of the execution, delivery or performance by the Borrower of this Amendment and Waiver or the compliance by the Borrower with the terms and provisions hereof (i) will contravene any material provision of any applicable law, statute, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, (ii) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Borrower or any of its respective Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement or instrument to which Borrower or any of its respective Subsidiaries is a party or by which Borrower or any of its respective Subsidiaries or any of the property or assets of Borrower or any of its respective Subsidiaries are bound or to which Borrower or any of its respective Subsidiaries may be subject or (iii) will violate any provision of the certificate or articles of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, of Borrower or any of its respective Subsidiaries.

(c) The representations and warranties of Borrower set forth in the Loan Documents are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

(d) After giving effect to this Amendment and Waiver, no Default or Event of Default shall have occurred and be continuing.

SECTION 9. Amendment Fee. In consideration of the agreements of the Lenders contained in this Amendment and Waiver, the Borrower agrees to pay to the Administrative Agent, for the account of each consenting Lender that delivers an executed counterpart of this Amendment and Waiver to the Administrative Agent prior to 5:00 p.m., New York City time, on November 10, 2006, an amendment fee in an amount equal to 0.15% of such Lender’s Revolving Exposures, Synthetic LC Exposure, unused Revolving Commitments and Excess Credit-Linked Deposits as of such date.

SECTION 10. Conditions to Effectiveness. This Amendment and Waiver shall become effective as of the date (the “Effective Date”) on which each of the following conditions has been satisfied:

(a) the Administrative Agent shall have received counterparts of this Amendment and Waiver that, when taken together, bear the signatures of the Borrower and the Required Lenders;

(b) the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower, dated the Effective Date, to the effect that the representations and warranties set forth in Section 8 hereof are true and correct;

(c) the Borrower shall have paid to the Administrative Agent, in immediately available funds, for the account of each of the Lenders entitled thereto, the Amendment Fee referred to in Section 9 hereof; and

(d) to the extent invoiced, the Administrative Agent shall have received payment or reimbursement of its reasonable out-of-pocket expenses in connection with this Amendment and Waiver and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 11. Effect of Amendment and Waiver. Except as specifically set forth herein, this Amendment and Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, any Agent, the Collateral Agent, the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended and waived hereby. This Amendment and Waiver shall be a Loan Document for all purposes.

SECTION 12. Applicable Law. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 13. Counterparts. This Amendment and Waiver may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment and Waiver by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment and Waiver.

SECTION 14. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment and Waiver, including the reasonable fees, charges and disbursements of Buchanan Ingersoll & Rooney PC, counsel for the Administrative Agent.

SECTION 15. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and Waiver and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment and Waiver.

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[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their respective authorized officers as of the day and year first written above.

JAMES RIVER COAL COMPANY, as Borrower
By:	/s/ Samuel M. Hopkins, II
Name:	Samuel M. Hopkins, II
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]
PNC BANK, NATIONAL ASSOCIATION, as Lender and as Administrative Agent
By:	/s/ Holly Kay
Name:	Holly Kay
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

To Approve the Amendment and Waiver:

Name of Institution:

BEAR STEARNS CORPORATE LENDING INC.
By:	/s/ Richard Bram Smith
Name:	Richard Bram Smith
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

To Approve the Amendment and Waiver:

Name of Institution:

Gleneagles CLO, Ltd.

By:	Highland Capital Management, L.P. as Collateral Manager
	By:	Strand Advisors, Inc. Its General Partner
	By:	/s/ David W. Lancelot
	Name:	David W. Lancelot
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

To Approve the Amendment and Waiver:

Name of Institution:

Highland Credit Strategies Fund
By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

To Approve the Amendment and Waiver:

Name of Institution:

Highland Floating Rate Advantage Fund
By:	/s/ M. Jason Blackburn
Name:	M. Jason Blackburn
Title:	Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

To Approve the Amendment and Waiver:

Name of Institution:

Highland Floating Rate LLC
By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

To Approve the Amendment and Waiver:

Name of Institution:

Highland Offshore Partners, L.P.

By:	Highland Capital Management, L.P. as Collateral Manager
	By:	Strand Advisors, Inc. Its General Partner
	By:	/s/ David W. Lancelot
	Name:	David W. Lancelot
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

To Approve the Amendment and Waiver:

Name of Institution:

Jasper CLO, Ltd.
By:	/s/ David W. Lancelot
Name:	David W. Lancelot
Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

To Approve the Amendment and Waiver:

Name of Institution:

Liberty CLO, Ltd.

By:	Highland Capital Management, L.P. as Collateral Manager
	By:	Strand Advisors, Inc. Its General Partner
	By:	/s/ David W. Lancelot
	Name:	David W. Lancelot
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

To Approve the Amendment and Waiver:

Name of Institution:

Liberty Mutual Fire Insurance Company

By:	Highland Capital Management, L.P. its Investment Advisor
	By:	Strand Advisors, Inc. Its General Partner
	By:	/s/ David W. Lancelot
	Name:	David W. Lancelot
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

To Approve the Amendment and Waiver:

Name of Institution:

Liberty Mutual Insurance Company

By:	Highland Capital Management, L.P. its Investment Advisor
	By:	Strand Advisors, Inc. Its General Partner
	By:	/s/ David W. Lancelot
	Name:	David W. Lancelot
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

To Approve the Amendment and Waiver:

Name of Institution:

Loan Funding IV LLC

By:	Highland Capital Management, L.P. its Investment Advisor
	By:	Strand Advisors, Inc. Its General Partner
	By:	/s/ David W. Lancelot
	Name:	David W. Lancelot
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

To Approve the Amendment and Waiver:

Name of Institution:

Loan Funding VII LLC

By:	Highland Capital Management, L.P. its Investment Advisor
	By:	Strand Advisors, Inc. Its General Partner
	By:	/s/ David W. Lancelot
	Name:	David W. Lancelot
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT]

To Approve the Amendment and Waiver:

Name of Institution:

Restoration Funding CLO, LTD

By:	Highland Capital Management, L.P., as Collateral Manager
	By:	Strand Advisors, Inc. Its General Partner
	By:	/s/ David W. Lancelot
	Name:	David W. Lancelot
	Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.